UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2003

                            TradeStation Group, Inc.

             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                 (State or other jurisdiction of incorporation)

        0-31049                                           65-0977576
(Commission File Number)                                (I.R.S. Employer
                                                        Identification No.)

          8050 S.W. 10th Street, Suite 4000, Plantation, Florida 33324
                (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (954) 652-7000

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

      (c) Exhibits

          Exhibit No.         Exhibit Description
          -----------         -------------------
              99              Press Release dated April 15, 2003.

Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

      TradeStation Group, Inc. (the "Company") reported its first quarter results for the period ended March 31, 2003. A copy of the Company's press release issued on April 15, 2003 concerning the foregoing results is furnished as part of this report pursuant to Item 12 of this Form 8-K.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TRADESTATION GROUP, INC.

Date: April 15, 2003                 By: /s/ David H. Fleischman
                                         --------------------------------------
                                         David H. Fleischman
                                         Chief Financial Officer,
                                         Vice President of Finance and Treasurer

                                  EXHIBIT INDEX

      Exhibit No.         Exhibit Description
      -----------         -------------------
         99               Press Release dated April 15, 2003.